MANAGER AND FOUNDER
  AQUILA MANAGEMENT CORPORATION
  380 Madison Avenue, Suite 2300
  New York, New York 10017

INVESTMENT SUB-ADVISER
  BANC ONE INVESTMENT
     ADVISORS CORPORATION
  1111 Polaris Parkway
  Columbus, Ohio 43240

BOARD OF TRUSTEES
  Lacy B. Herrmann, Chairman
  Thomas A. Christopher
  Douglas Dean
  Diana P. Herrmann
  Carroll F. Knicely
  Theodore T. Mason
  Anne J. Mills
  William J. Nightingale
  James R. Ramsey

OFFICERS
  Lacy B. Herrmann, President
  Charles E. Childs, III, Vice President
  Diana P. Herrmann, Vice President
  John M. Herndon, Vice President
  Jerry G. McGrew, Vice President
  Rose F. Marotta, Chief Financial Officer
  Richard F. West, Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
  PFPC INC.
  400 Bellevue Parkway
  Wilmington, DE 19809

CUSTODIAN
  BANK ONE TRUST COMPANY, N.A.
  100 East Broad Street
  Columbus, Ohio 43271

INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP
  345 Park Avenue
  New York, New York 10154


Further information is contained in the Prospectus which must precede or accompany this report.







ANNUAL
REPORT

SEPTEMBER 30, 1998

CHURCHILL
CASH RESERVES
TRUST

A CASH MANAGEMENT INVESTMENT

{Logo of Churchill Cash Reserves Trust: Standing Pegasus}

{Logo of Aquila Group of Funds: Eagle's Head}

ONE OF THE
AQUILAsm GROUP OF FUNDS

{Logo of Churchill Cash Reserves Trust:Standing Pegasus}

CHURCHILL CASH RESERVES TRUST
ANNUAL REPORT

                                                        November 19, 1998

Dear Investor:

        We are pleased to provide you with the Annual Report for Churchill Cash Reserves Trust for the fiscal year ended September 30, 1998.

        During this period, investors have witnessed much turbulence in the world's economies. Discomforting news from around the world has caused substantial volatility even in our own financial markets. Over the past year, we have witnessed the lingering aftershocks of the Asian economic crisis, the political and economic turmoil occurring in Russia and the threat of currency devaluation in Brazil. Here in the U.S., corporate earnings have been gradually slowing as businesses realize that consumer demand hasn't kept pace with supply. As a result, U.S. economic growth has begun to slow down.

        Keeping a watchful eye on global events, the Federal Reserve lowered the target on the Federal Funds rate - the rate member banks charge each other for overnight loans - by 25 basis points on September 29th. Then, just over two weeks later in a surprise move, the Fed again eased monetary policy adding liquidity to the banking system with an additional 25 basis point cut in the Fed Funds rate. Driven by the concern that the global financial crisis was making it hard for companies to raise money, threatening the long expansion in the U.S., the Fed cut interest rates 25 basis points for the third time in seven weeks on November 17th. The Federal Funds rate now stands at 4.75%, 75 basis points lower than it was one year ago. The rate cut was intended to encourage more lending and to bolster the economy by making it cheaper for businesses and consumers to borrow.

        As mentioned in previous report letters, yields on money market funds like the Trust, move in concert with rate policies pursued by the Federal Reserve. With short-term interest rates remaining fairly stable during most of the Trust's fiscal year, the Trust's yield fluctuated only moderately. As of September 30, 1998, the Trust's seven-day yield was 5.10% compared to 5.21% for the same seven-day period ending September 30, 1997.

        Looking forward, we are optimistic that the Trust will continue to provide investors attractive yields compared to alternative money market investments. Undoubtedly, economic activity and its influence on Federal Reserve monetary policy will have a direct effect on the Trust's yield over the next year. As long as the Federal Reserve maintains a gradual approach to regulating monetary policy, the Trust's Investment Sub-Adviser, Banc One Investment Advisors Corporation, will continue to pursue yield advantages through alertness to market opportunities by producing a highly competitive return without compromising safety.

        You can be assured that all those associated with the management of Churchill Cash Reserves Trust will consistently work in the interest of your investment in the Trust. We very much value you as a shareholder and appreciate the confidence you have shown in Churchill Cash Reserves Trust.

                                        Sincerely,
                                        /s/ Lacy B. Herrmann
                                        Lacy B. Herrmann
                                        President and Chairman
                                          of the Board of Trustees

KPMG Peat Marwick LLP

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Churchill Cash Reserves Trust:

            We have audited the accompanying statement of assets and liabilities of Churchill Cash Reserves Trust, including the statement of investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodia
n. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Cash Reserves Trust as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                                                 KPMG Peat Marwick LLP

New York, New York
November 4, 1998

CHURCHILL CASH RESERVES TRUST
STATEMENT OF INVESTMENTS
SEPTEMBER 30, 1998

  FACE
  AMOUNT           COMMERCIAL PAPER - 52.4%                                             VALUE
                  Art Auction - 4.8%
 $5,000,000       Sotheby's Inc., 5.52%, 11/05/98                                   $ 4,973,167

                  Motorcycles - 4.8%
  5,000,000       Harley-Davidson Funding Corp., 5.49%, 12/04/98 +                    4,951,200

                  Brokerage - 4.7%
  5,000,000       Lehman Brothers Holdings Inc., 5.52%, 02/17/99                      4,893,433

                  Electric and Gas Utility - 9.6%
  5,000,000       Cogentrix of Richmond, Inc., 5.54%, 10/08/98                        4,994,614
                    Letter of Credit : Banque Paribas
  5,000,000       Duke Capital Corp., 5.55%, 11/13/98 +                               4,966,854
                                                                                      9,961,468

                  Finance - 14.2%
  4,750,000       Concord Minutemen Capital Co. LLC., 5.59%, 10/15/98 +               4,739,674
  5,000,000       Moat Funding LLC., 5.60%, 10/21/98 +                                4,984,444
  5,000,000       Old Line Funding Corp., 5.54%, 10/16/98 +                           4,988,458
                                                                                     14,712,576

                  Insurance - 4.8%
  5,000,000       Aetna Services Inc., 5.57%, 10/05/98                                4,996,906

                  Oil & Gas Exploration - 5.7%
  6,000,000       Pemex Capital Inc., 5.50%, 12/15/98                                 5,931,250
                    Letter of Credit: Societe Generale

                  Real Estate - 3.8%
  4,000,000       Countrywide Funding Corp., 5.55%, 10/01/98                          4,000,000
                    Total Commercial Paper                                           54,420,000

                  CERTIFICATES OF DEPOSIT - 5.8%
  3,000,000       Bayerische Landesbank NY Branch, 5.70%, 10/06/98                    2,999,976
  1,000,000       Deutsche Bank AG, 5.70%, 06/07/99                                     999,608
  2,000,000       National Westminster Bank  PLC, NY Branch,  5.70%,
                    04/16/99                                                          1,999,535
                    Total Certificates of Deposit                                     5,999,119

                  CORPORATE NOTES - 18.5%
  1,625,000       American Express Credit Corp., 7.375%, 02/01/99                     1,633,425
  2,715,000       Deutsche Bank Finance NV, 6.375%, 12/23/98                          2,717,935
  1,000,000       Fleet Financial Group, 6.00%, 10/26/98                              1,000,279
  2,605,000       Morgan Stanley Group, 6.125%, 01/05/99                              2,606,218
  1,250,000       National Australia Bank, NY Branch, 9.70%, 10/15/98                 1,251,802

  5,000,000       Restructured Asset Class with Enhanced Returns,
                    Variable Rate Note, 5.73%, 01/20/99 +                             5,000,000
                    Guaranteed by Lehman Brothers Holdings Inc.
  5,000,000       Restructured Asset Class with Enhanced Returns,
                    Variable Rate Note, 5.58%, 08/13/99 +                             5,000,000
                    Guaranteed by Caisse Des Depots et. Consignations
                    Total Corporate Notes                                            19,209,659

                  MEDIUM TERM NOTES - 12.0%
  2,000,000       Abbey National Treasury Services PLC, 5.72%, 06/11/99               1,998,938
  5,000,000       Bear Stearns Company, Variable Rate Note, 5.60%, 05/14/99           5,000,000
  1,400,000       Salomon Inc., 6.22%, 11/19/98                                       1,400,924
  2,000,000       Salomon Inc., 6.30%, 02/01/99                                       2,002,561
  2,000,000       Salomon Inc., 8.70%, 03/01/99                                       2,023,361
                    Total Medium Term Notes                                          12,425,784

                  FUNDING AGREEMENTS - 9.6%
  5,000,000       First Allmerica Financial Life, Variable Rate Note,
                    5.59%,09/21/99                                                    5,000,000
  5,000,000       General American Life, Variable Rate Note, 5.84%, 07/23/99          5,000,000
                    Total Funding Agreements                                         10,000,000

                  REPURCHASE AGREEMENTS - 1.6%
  1,694,000       Westdeutsche Landesbank GZ, 5.60%, 10/01/98                         1,694,000
                  (Proceeds of $1,694,264 to be received at maturity)
                  Collateral: $1,720,000 U.S. Treasury Notes, 5.50%, due
                  02/28/99
                  (Collateral Market Value $1,725,375)
                    Total Repurchase Agreements                                       1,694,000

                  Total Investments  (cost $103,748,562*)                 99.9%     103,748,562
                  Other assets in excess of liabilities                    0.1          117,932

                  Net Assets                                             100.0%    $103,866,494




             *  Cost for Federal income tax purposes is identical.
             +  Pursuant to Rule 144A, resale is restricted to qualified institutional buyers.

  See accompanying notes to financial statements.

CHURCHILL CASH RESERVES TRUST
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS
Investments at value (cost $103,748,562)                         $103,748,562
Cash                                                                      279
Interest receivable                                                   635,633
Other assets                                                            7,626
    Total assets                                                  104,392,100

LIABILITIES
Dividends payable                                                     445,742
Management fee payable                                                 41,985
Accrued expenses                                                       37,879
    Total liabilities                                                 525,606

NET ASSETS (equivalent to $1.00 per share on 103,858,435
    shares outstanding)                                          $103,866,494

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
    par value $.01 per share                                     $  1,038,584
Undistributed net investment income                                     2,746
Additional paid-in capital                                        102,825,164
                                                                 $103,866,494

See accompanying notes to financial statements.

CHURCHILL CASH RESERVES TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME:
    Interest Income                                                $7,052,316

Expenses:
    Management fee (note 2)                            $615,322
    Trustees' fees and expenses                          52,093
    Legal fees                                           36,242
    Audit and accounting fees                            25,371
    Transfer and shareholder servicing agent fees        14,457
    Shareholders' reports                                 9,987
    Registration fees and dues                            7,916
    Custodian fees (note 4)                               7,485
    Insurance                                             1,897
    Miscellaneous                                        10,404
                                                        781,174

    Management fee waived (note 2)                        (36,786)
    Expenses paid indirectly (note 4)                      (6,002)
      Net expenses                                                    738,386

      Net investment income                                         6,313,930

Net realized gain from securities transactions                          8,059

Net increase in net assets resulting from operations               $6,321,989

See accompanying notes to financial statements

CHURCHILL CASH RESERVES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                                 1998               1997
FROM INVESTMENT ACTIVITIES:
Net investment income                                                            $6,313,930         $6,300,372
Dividends to shareholders from net investment income
        ($0.0513 and $0.0499 per share, respectively)                            (6,313,930)        (6,300,372)
Net realized gain from securities transactions                                        8,059              -
Change in net assets derived from investment activities                               8,059              -


FROM CAPITAL SHARE TRANSACTIONS:
                                                      SHARES
                                                YEAR ENDED SEPTEMBER 30,
                                              1998              1997
Proceeds from shares sold                  329,102,190       334,569,913         329,102,190        334,569,913
Reinvested dividends                               611                27                 611                 27
Cost of shares redeemed                   (350,636,409)     (330,116,590)       (350,636,409)      (330,116,590)
Change in net assets from
        capital share transactions         (21,533,608)        4,453,350         (21,533,608)         4,453,350

Change in net assets                                                             (21,525,549)         4,453,350


NET ASSETS:
        Beginning of period                                                       125,392,043        120,938,693
        End of period                                                            $103,866,494       $125,392,043

See accompanying notes to financial statements

CHURCHILL CASH RESERVES TRUST
NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Churchill Cash Reserves Trust (the "Trust"), a diversified, open-end investment company, was organized on January 4, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust commenced operations on July 9, 1985.

        The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) REPURCHASE AGREEMENTS: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day so that the value of the "collateral" is at least equal to the value of the "loan" (repurchase agreements being defined as "loans" in the 1940 Act), including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

e) USE OF ESTIMATES: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

        Aquila Management Corporation (the "Manager"), the Trust's founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the

Advisory and Administration Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to theTrust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Trust's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Trust's net assets.

        Banc One Investment Advisors Corporation (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Trust's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.33 of 1% on the Trust's net assets.

        On June 5, 1998, the Management arrangements described above were approved by the Trust's shareholders and went into effect. From July 19, 1995 to that date, Aquila Management Corporation and Banc One Investment Advisors Corporation had served as the Trust's Administrator and Investment Manager, respectively, pursuant to agreements with the Trust, for total fees at an annual rate of 0.50 of 1% of the Trust's net assets, the same fee as under the new arrangements.

       For the year ended September 30, 1998, the Trust incurred fees for advisory and administrative services of $615,322 of which $36,786 was voluntarily waived. Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Trust's Prospectus and Statement of Additional Information.

        Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid by the Trust to the Distributor for such share distribution.

3.  DISTRIBUTIONS

        The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option.

4.  CUSTODIAN FEES

        The Trust has negotiated an expense offset arrangement with its custodian, Bank One Trust Company, N.A., an affiliate of the Adviser, wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended September 30, 1998, the Trust's custodian fees amounted to $7,485, of which $6,002 was offset by such credits. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

CHURCHILL CASH RESERVES TRUST
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                               YEAR ENDED SEPTEMBER 30,
                                                1998         1997         1996         1995           1994
Net Asset Value, Beginning of Period          $1.0000      $1.0000      $1.0000      $1.0000        $1.0000

Income from Investment Operations:
    Net investment income                      0.0513       0.0499       0.0500       0.0526         0.0319
    Net gain (loss) on securities
          (both realized and unrealized)          -            -           -             -             -

    Total from Investment Operations           0.0513       0.0499       0.0500       0.0526         0.0319

Less Distributions:
    Dividends from net investment income      (0.0513)     (0.0499)     (0.0500)     (0.0526)       (0.0319)
    Distributions from capital gains              -            -            -            -              -

    Total Distributions                       (0.0513)     (0.0499)     (0.0500)     (0.0526)       (0.0319)

Net Asset Value, End of Period                $1.0000      $1.0000      $1.0000      $1.0000        $1.0000

Total Return (%)                                 5.25         5.11         5.12         5.39           3.24

Ratios/Supplemental Data
    Net Assets, End of Period
          ($ thousands)                       103,866      125,392      120,939      146,130        187,626
    Ratio of Expenses to Average
          Net Assets (%)                         0.60         0.60         0.56         0.58           0.60
    Ratio of Net Investment Income to
          Average Net Assets (%)                 5.13         4.99         5.02         5.24           3.17

For the years ended after October 1, 1994, net investment income per share and the ratios of income and expenses to average net assets without the voluntary waiver of a portion of the management fee and the expense offset in custodian fees for uninvested cash balances, would have been:

    Net investment income ($)                  0.0509       0.0493       0.0493       0.0522
    Ratio of Expenses to Average
          Net Assets (%)                         0.63         0.66         0.63         0.62
    Ratio of Net Investment Income to
          Average Net Assets (%)                 5.10         4.93         4.94         5.20

NOTE: Effective July 19, 1995, Banc One Investment Advisors Corporation became the Trust's Investment Adviser replacing PNC Bank, Kentucky, Inc. and effective on June 5,1998, pursuant to new management arrangements, was appointed as the Trust's Investment Sub-Adviser.

See accompanying notes to financial statements

SHAREHOLDER MEETING RESULTS (UNAUDITED)

            The Annual Meeting of Shareholders of Churchill Cash Reserves Trust (the "Trust") was held on June 5, 1998. The holders of shares representing 81% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees.
                     NUMBER OF VOTES:

        TRUSTEE                    FOR           WITHHELD

    Lacy B. Herrmann           85,643,591.00       0.00
    Thomas A. Christopher      85,643,591.00       0.00
    Douglas Dean               85,643,591.00       0.00
    Diana P. Herrmann          85,643,591.00       0.00
    Theodore T. Mason          85,643,591.00       0.00
    Anne J. Mills              85,643,591.00       0.00
    William J. Nightingale     85,643,591.00       0.00
    James R. Ramsey            85,643,591.00       0.00

2. To ratify the selection of KPMG Peat Marwick LLP as the Trust's independent auditors.

                          NUMBER OF VOTES:
    FOR                   AGAINST            ABSTAIN
    85,643,591.00         0.00               0.00

3. To approve a new Investment Advisory and Administration Agreement between the Trust and Aquila Management Corporation.

                           NUMBER OF VOTES:
    FOR                    AGAINST           ABSTAIN         BROKER NON-VOTES
    85,643,591.00          0.00              0.00            0.00

4. To approve a new Sub-Advisory Agreement between Aquila Management Corporation as Manager and Banc One Investment Advisors Corporation as Sub-Adviser.
                           NUMBER OF VOTES:

    FOR                    AGAINST            ABSTAIN        BROKER NON-VOTES
    85,643,591.00          0.00               0.00           0.00




FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)

            This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF THE SHAREHOLDERS IS REQUIRED.

            For the fiscal year ended September 30, 1998, the total amount of dividends paid by Churchill Cash Reserves Trust was ordinary dividend income.

            Prior to January 31, 1999, shareholders will be mailed IRS Form 1099-DIV which will contain information on the status of dividends paid for the 1998 CALENDAR YEAR.




PREPARING FOR YEAR 2000 (UNAUDITED)

            The Trustees and officers of the Trust have been monitoring issues involving preparedness for the turn of the century for some time in an effort to minimize any potential impact upon the Trust and its shareholders. Our officers have focussed significant time and effort in order that the various computerized functions that could affect the Trust at the beginning of the year 2000 are ready.

            The Trust is highly reliant on certain mission-critical suppliers' services. Each supplier of these services has provided the Trust's officers with assurances that it is actively addressing potential problems relating to the year 2000. The officers, in turn, are monitoring the progress of its suppliers, and currently see no significant cause for alarm with respect to any of the Trust's suppliers.

            Unfortunately, as you can well understand, we cannot guarantee matters beyond our control, including supplier operations. We assure you, however, that we recognize a responsibility to inform our shareholders if in the future we become aware of any developments which would lead us to believe that the Trust will be significantly affected by year 2000 problems.

            We will continue to keep you up-to-date through future communications.